Pattern



PATTERN ENERGY GROUP INC.

KEY INITIATIVES ANNOUNCMENT | June 19, 2017

SAFE HARBOR STATEMENT

The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995 and "forward-looking information" as defined in Canadian securities laws). The words "may," "plan," "forecast," "seek," "target," "goal," "believe," "expect," "anticipate," "intend," "estimate" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements about Pattern Energy Group Inc. (the "Company"). By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future, many of which are outside the Company's control. Such risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from its current expectations and include, but are not limited to: the Company's ability to complete construction of any construction projects and transition them into financially successful operating projects; the Company's ability to complete acquisition of power projects; fluctuations in supply, demand, prices and other conditions for electricity; the Company's electricity generation, projections thereof and factors affecting production including wind and other conditions, other weather conditions, availability and curtailment; changes in law; and the Company's ability to keep pace with and take advantage of new technologies.

In particular, this presentation contains the Company's adjusted EBITDA and cash available for distribution, which are not measures under generally accepted accounting principles in the United States ("U.S. GAAP"). Adjusted EBITDA and cash available for distribution have been disclosed because the Company believes that these measures may assist investors in evaluating its financial performance and its ability to pay dividends. Neither adjusted EBITDA nor cash available for distribution should be considered the sole measure of the Company's performance and should not be considered in isolation from, or as a substitute for, the Company's U.S. GAAP measures, including, but not limited to, the most directly comparable U.S. GAAP measures, net (loss) income and net cash provided by operating activities, respectively. See pages 32-34 of this presentation, Item 7 in the Company's annual report on Form 10-K for the year ended December 31, 2016 and Item 2 in the 2017 quarterly report on Form 10-Q for the period ended March 31, 2017, titled Management's Discussion and Analysis of Financial Condition and Results of Operations – Key Metrics, for a reconciliation of net cash provided by operating activities to cash available for distribution and net (loss) income to adjusted EBITDA. Forward looking measures of CAFD, run-rate CAFD and CAFD per share growth are non U.S. GAAP measures that cannot be reconciled to net cash provided by operating activates as the most directly comparable non U.S. GAAP financial measure without unreasonable effort. A description of the adjustments to determine CAFD can be found in Management's Discussion and Analysis of Financial Condition and Results of Operations – Key Metrics of the the Company's 2016 annual report on Form 10-K and 2017 quarterly report on Form 10-Q for the for the period ended March 31, 2017.

All forward-looking statements speak only as of the date made, and the Company expressly disclaims any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise except as may be required by applicable law. For additional information regarding known material risks that could cause the Company's actual results to differ from its projected results please read "Risk Factors" in the Company's 2016 annual report on Form 10-K and 2017 quarterly report on Form 10-Q for the for the period ended March 31, 2017.

(All currencies are U.S. dollars unless specified otherwise.)

THE THREE PILLARS OF OUR BUSINESS

HIGH QUALITY ASSETS

- Sustainable cash flows
- Investment grade quality projects
- Top equipment
- Long-term PPAs with quality off-takers
- Amortizing project debt with fixed interest rates
- Effective stewardship

PRUDENT GROWTH

- Only accretive acquisitions
- Organic growth from existing assets and improvements
- Selective growth with quality assets, primarily from drop downs from Pattern Development
- No unfunded commitments for projects or acquisitions

MANAGED CAPITAL

- Reduce – cost improvements
- Retain – excess cash flow
- Recycle – limited sell downs for reinvestment in new assets
- Replace – identify other sources of capital and fee generation
- Raise – new debt and equity offerings

OUR CORE STRATEGY REMAINS THE SAME

EXPANDING GROWTH WITH THREE MAJOR INITITATIVES

EXPANDED DEVELOPMENT

$1 B

new capital commitments for Pattern Development 2.0

70%+

increase in development pipeline

43%

increase in identified ROFO list

GROWTH WITH IMPROVED ALIGNMENT

20%

Pattern Energy initial ownership in Pattern Development 2.0

Natural extension of business with potential higher returns

Secures access to expanded pipeline of quality assets

Strengthens relationship with Pattern Development

NEW CAPITAL FOR GROWTH

PSP Investments

new strategic relationship with Pattern Energy

$500 M

co-investment in projects with Pattern Energy

Meikle, Mont Sainte-Marguerite and Panhandle 2.0 initial co-investment projects

LARGER PIPELINE, HIGHER RETURNS, IMPROVED ALIGNMENT, MORE CAPITAL ACCESS

EXPANDED GROWTH OPPORTUNITIES WITH 10 GW PIPELINE



10,000
5X
5,000
1,354
3,646
910
Today
2,736
337
1,358
1,041
(MW)
IPO (2013)
ROFO Project & 3rd Party Acquisitions
Identified ROFO
2020 Target
Development Pipeline

Pattern Energy's primary growth will come from drop downs from Pattern Development 1.0 and 2.0

910 MW iROFO

- 654 MW Pattern Development 1.0
- 256 MW Pattern Development 2.0

10 GW of pipeline (inclusive of iROFO)

PATTERN DEVELOPMENT 2.0: UP TO $1 B IN CAPITAL COMMITTED

$724M

in commitments from major institutional investors through a Riverstone investment entity

- Will initially own 49% of Pattern Development 2.0
- Experienced, leading pension, sovereign wealth, endowment, family office and investment funds
- $5 M from Pattern Development management

$60M

in initial commitment from Pattern Energy

- Will initially own 20% of Pattern Development 2.0
- Option (no required funding but subject to dilution) of investing additional capital up to a 29% ownership interest
- Third-party fairness opinion

Pattern Development 1.0

- Will retain 31% of Pattern Development 2.0
- Retained interest to be sold at FMV after ~365 days
- Pattern Development 1.0 will not provide any further development funding
- Pattern Development 2.0 will be future development affiliate of Pattern Energy

INITIAL CAPITALIZATION OF PATTERN DEVELOPMENT 2.0 INCLUDES ACQUISITION OF DEVELOPMENT BUSINESS AND INITIAL WORKING CAPITAL

PATTERN DEVELOPMENT 2.0:
A STRONG INVESTMENT THESIS FOR PATTERN ENERGY

Best risk-reward profile in renewable energy value chain	**Strong returns:** Target returns of 2x MOIC / 15%+ IRR
Provides access to exclusive pipeline	**CAFD multiple expansion:** Developing at 6-8x and selling at 10-12x
Solidifies alignment with Pattern Development with opportunity for enhanced synergies	**Managed capital:** Maximize optionality and minimize capital at risk and duration

ALLOWS PATTERN ENERGY TO CAPTURE VALUE CREATED BY ONE OF THE MOST SUCCESSFUL RENEWABLE ENERGY DEVELOPERS

GROWTH WITH IMPROVED ALIGNMENT: PATTERN DEVELOPMENT 2.0

PATTERN ENERGY'S 20% INVESTMENT	• Increases investment opportunities consistent with core capabilities
ROFO RIGHTS RETAINED AND STRENGTHENED	• ROFO on all assets • Increased third-party purchase hurdle to 110% of Pattern Energy ROFO bid from 105%
CONFLICTS MANAGEMENT AND DROP-DOWN PROCESS REMAIN INTACT	• Drop-down process is same as existing arrangements • Independent board members continue to oversee and manage Conflicts Committee • Continued use of third-party legal and financial review
PRUDENT GOVERNANCE AND RIGHTS SHARING	• Pattern Development 2.0 Board comprised of three Riverstone and two management members • Pattern 2.0 is exclusive vehicle for future development • Multilateral service agreement governs cost reimbursement on same basis as current • Pattern Energy retains right to call employees

IMPROVED ALIGNMENT MEANS MORE GROWTH OPPORTUNITIES

GROWTH WITH IMPROVED ALIGNMENT: THROUGH PSP INVESTMENTS RELATIONSHIP

9.9% interest in Pattern Energy and Limited Partner in Pattern Development 2.0	▪ Creates further alignment with Pattern Energy ▪ Investing in Pattern Development 2.0 on same financial terms as Pattern Energy ▪ May have a Pattern Energy board seat
Co-invest up to $500 M in projects	▪ Reduces capital required for acquisitions, particularly when capital markets are constrained ▪ Invests on the same basis as Pattern Energy, providing third-party confirmation of project valuations ▪ Meikle, MSM and Panhandle 2 comprise initial co-investment projects
Cooperation on M&A efforts and financings	▪ Expands Pattern Energy's opportunity set, including the potential for larger M&A transactions ▪ Provides potential source of construction bridge financing

NEW CAPITAL FOR GROWTH THROUGH PSP INVESTMENTS STRATEGIC RELATIONSHIP

C$136 B
assets under management (3/31/2017)

One of Canada's largest pension investment managers, with deep experience in renewable energy investments

Canadian Crown Corporation
Manages pension funds of:

- Federal public service
- Royal Canadian Mounted Police
- Armed forces
- Reserve forces

9.9% ownership position in Pattern Energy

$500 M co-investment available alongside Pattern Energy

INVESTOR in Pattern Development 2.0

PSP INVESTMENTS CO-INVESTMENT ARRANGEMENTS

ROFO process remains the same

- Pattern Energy purchases assets on market terms
- Pattern Energy to determine PSP Investments' co-investment amount, expected to be 30-49%
- PSP Investments invests on same pricing and terms negotiated by Pattern Energy with Pattern Development
- Covers all ROFO projects except Japan
- Right to invest up to $500M of capital in ROFO projects
- Pattern Energy retains operational control

Pattern Energy's Board Conflicts Committee process to remain intact

PSP Investments will not participate in conflicts process

PSP Investments will elect to co-invest after conflicts process is complete

RESULTS: ACCRETIVE GROWTH TODAY

MEIKLE ACQUISITION

- 179 MW project
- 51%/49% ownership Pattern Energy / PSP Investments
- US$65 M acquisition for Pattern Energy
- 10x CAFD[1] multiple
- 25-year PPA with BC Hydro
- COD: Q1 2017

MONT SAINT-MARGUERITE ACQUISITION

- 143 MW project
- 51%/49% ownership Pattern Energy / PSP Investments
- US$40 M acquisition for Pattern Energy
- 10x CAFD[1] multiple
- 25-year PPA with Hydro-Quebec
- COD: Q1 2018

PANHANDLE 2 DIVESTMENT

- 143 MW project
- 51%/49% ownership Pattern Energy / PSP Investments
- US$59 M sale to PSP Investments
- >12x CAFD[1] multiple
- Hedge with Morgan Stanley
- COD: Q4 2014

DEMONSTRATES ABILITY TO RECYCLE CAPITAL INTO MORE ACCRETIVE PROJECTS

1) This forward looking measure of five-year average CAFD contribution is a non-GAAP measure that cannot be reconciled to net cash provided by operating activities as the most directly comparable GAAP measure without unreasonable effort

POSITIONED FOR ENHANCED GROWTH

EXPANDED DEVELOPMENT

GROWTH WITH IMPROVED ALIGNMENT

NEW CAPITAL FOR GROWTH

SUPPORTS OUR PATTERN 2020 TARGETS AND BEYOND


Pattern
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